UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to  Section 13 or l5(d) of the Securities Act of l934

Date of Report (date of earliest event reported): August 02, 2002
                                                  (July 29, 2002)


                      INNOVATIVE FINANCIAL RESOURCES, INC.
       ------------------------------------------------------------------
                (Name of Registrant as specified in its charter)



Florida                               0-26021                      65-0790763
----------------------------    ------------------------       -----------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer ID)
of incorporation)


                          101 S. 5th Street--Suite 2400
                           Louisville, Kentucky 40202
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 589-1001
                    ----------------------------------------
                         (Registrant's telephone number)


                                SD Products Corp.
                              2958 Braithwood Court
                             Atlanta, Georgia 30345
                       -----------------------------------
                            (Former name and address)

Item 1.  Changes in Control of Registrant


     On July 29, 2002, Registrant closed the primary offering on its $100,000 minimum offering for shares of its common stock pursuant to a prospectus dated and registered on a Form SB-1 as of November 13, 2001. Effective at that closing (where an aggregate 105,000 shares were sold pursuant to the prospectus for $105,000), Mr. Mark A. Mintmire (i) resigned as Registrant's sole officer and director, appointing Mr. Brad L. Curtsinger in his place and stead and (ii) concurrently sold 1,750,000 of his 2,000,000 shares in Registrant to Mr. Brad Curtsinger for $200 while retaining his remaining 250,000 shares in Registrant.

     As a consequence of those events and actions, Mr. Curtsinger assumed control of Registrant on and after July 29, 2002, becoming its largest shareholder (with an aggregate 1,850,000 shares) and sole officer and director (including Chairman, President and Secretary). Other than effcting a name change as of August 1,2002 to Innovative Financial Resources, Inc. (see Item 5 below), it is Mr. Curtsinger's intent to substantively carry out the business plan previously disclosed in its prospectus and reports filed pursuant to the Securities Exchange Act of l934. In that context, Registrant will be filing a Post-Effective Amendment to continue its primary offering at $1.00 per share and, once that component of its Form SB-1 Registration Statement is concluded, the selling shareholders disclosed may sell all, some or none of their enumerated shares in a registered secondary offering. At such time, Registrant expects a trading market will have developed on the Over the Counter Bulletin Board at prices determined on such market.

Item 5.  Other Events

     In view of the Registrant's contemplated automobile and other possible leasing activities, now that the requisite minimum funding has now been achieved pursuant to its registered public offering, Registrant's name was changed August 1, 2002 to Innovative Financial Resources, Inc. by filing Articles of Amendment to its Articles of Incorporation with the Florida Secretary of State. Registrant and its new control person (see Item 5 above), Mr. Brad L. Curtsinger, believe such name change more accurately reflects Registrant's business activities on a go forward basis, effective immediately.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      INNOVATIVE FINANCIAL RESOURCES, INC.



                            By:      Brad L. Curtsinger
                            -----------------------------------------------
                              Brad L. Curtsinger, President and Secretary


Date:  August 1, 2002